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                              CONSULTING AGREEMENT


     THIS Agreement is entered into by and between BIG DOG HOLDINGS, INC. (the "Company") and FORTUNE FINANCIAL as of March 1, 1997.

                                    RECITALS

     A. Fortune Financial has been performing and desires to continue to perform advisory and consulting services to the Company.

     B. The Company wishes to continue to obtain the such services of Fortune Financial.

                                   AGREEMENTS

     The parties do hereby agree as follows:

     1. Fortune Financial shall provide to the Company for the term of this Agreement advisory and consulting services, primarily in the areas of financial and operational matters. In such capacity, Fortune Financial shall perform such services for the Company or any of its affiliated companies as the President of the Company may direct from time to time. In the performance of such services, Fortune Financial, its officers and employees, shall serve the Company faithfully and diligently and to the best of their abilities.

     2. As full compensation for Fortune Financial's services, the Company shall pay Fortune Financial the sum of $10,000 per month, payable on the first of each month commencing March 1, 1997. There shall not be deducted from such payments any withholding tax or employment tax; such taxes shall be the sole responsibility of Fortune Financial.

     3. All reasonable travel and out-of-pocket expenses incurred by Fortune Financial in the course of providing its services shall be reimbursed by the Company. Such expenses shall be billed, at cost, to the Company.

     4. The term of this Agreement shall be one year from the date hereof. Provided, however, that this Agreement may be terminated earlier by either party at any time upon five calendar days' written notice delivered to Fortune Financial by the Company's President, on the one hand, or delivered to the Company's President by Fortune Financial, on the other hand, specifying the termination date.

     5. During and after the term of this Agreement, Fortune Financial, its officers and employees, will not disclose to any persons any confidential information relating to the business of the Company or any of its affiliates, obtained while providing consulting and advisory services to the Company, without the consent of the Company's President, except as necessary or appropriate in the discharge of its obligations to the Company, its affiliates, and their respective shareholders.


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     6.   Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration conducted by a single arbitrator and held in Los Angeles, California in accordance with the provisions of California Code of Civil Procedure Section 1280, et seq., as amended, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The award shall include attorneys fees and expenses of the party prevailing in such arbitration. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

     7. The parties hereto are independent contractors and nothing contained in this Agreement shall be deemed or construed to create the relationship of partnership or joint venture or principal and agent or of any association or relationship between the parties other than that of independent contractors.

     8. Any notice required to be given shall be deemed received upon receipt, if hand-delivered, or on the third business day after the date when deposited in the United States mail and addressed as follows:

          Fortune Financial
          Attn:  Fred Kayne
          1800 Avenue of the Stars, Suite 1112
          Los Angeles, California  90067

          Big Dog Holdings, Inc.
          Attn:  General Counsel
          121 Gray Avenue
          Santa Barbara, CA  93101

     IN WITNESS WHEREOF, the parties have executed this Agreement at Los Angeles, California, effective the 1st day of March, 1997.

     BIG DOG HOLDINGS, INC.        FORTUNE FINANCIAL



By:  /s/ ANDREW FESHBACH       By: /s/  FRED KAYNE
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Its: President                Its: President
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